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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 15, 2004

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

United States                        333-32263             22-2382028
--------------------------------     -----------------     ---------------------
(State or other jurisdiction         (Commission           (IRS Employer
of incorporation)                    File Number)          Identification No.)

White Clay Center, Building 200, Newark, DE   19711
-------------------------------------------   ---------------
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

New York                             333-32263             13-4994650
--------------------------------     -----------------     ---------------------
(State or other jurisdiction         (Commission           (IRS Employer
of incorporation)                    File Number)          Identification No.)

270 Park Avenue, New York, New York         10017
-----------------------------------         ----------------
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000


---------------------------------------------------
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes of Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as seller, and The CIT Group/Sales Financing, Inc., as servicer.

On or about September 15, 2004, CIT, as servicer, made the distributions to holders of Chase Manhattan RV Owner Trust 1997-A notes and certificates as contemplated by the Sale and Servicing Agreement.

Copies of the monthly reports for each class of notes and certificates with respect to such distributions delivered pursuant to the Sale and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.               Description
-----------               -----------

     99.1 Monthly Reports with respect to the September 15, 2004 distribution.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE CIT GROUP/SALES FINANCING, INC.,
                                   as Servicer


                                   By: /s/  William G. Delaney
                                       -------------------------------
                                   Name: William G. Delaney
                                   Title:  Vice President
                                   Date: September 29, 2004




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                             INDEX TO EXHIBITS
                             ----------------------------

Exhibit No.                  Description
---------------              -----------------
      99.1                   Monthly Reports with respect to the distribution to
                             holders of notes and certificates on September 15, 2004.